UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     February 23, 2005 (February 23, 2005)

ACTIVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-12699	95-4803544

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Blvd., Santa Monica, CA	90405

(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code (310) 255-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_|      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_|      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_|      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_|      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.

        On February 23, 2005, Activision, Inc. issued a press release announcing (i) a four-for-three stock split, which shall be effected by a 33-1/3% stock dividend to stockholders of record as of March 7, 2005, payable on March 22, 2005, and (ii) a special meeting of its stockholders to take place on Monday, April 4, 2005. The purpose of the special meeting is to seek the consent of a majority of the outstanding stockholders of the Company to increase the number of authorized shares of common stock. The press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Activision, Inc., dated February 23, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2005

ACTIVISION, INC.

By:	/s/ Ronald Doornink
Name: Ronald Doornink
Title: President